UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 24, 2012

CBS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

51 West 52nd Street, New York, New York	10019
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (212) 975-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 24, 2012, CBS Corporation (the “Company”) and CBS Operations Inc., the guarantor, entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., RBS Securities Inc., UBS Securities LLC, Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named in Schedule 1 thereto (collectively, the “Underwriters”), with respect to the Company’s issuance and sale of $700,000,000 aggregate principal amount of its 3.375% Senior Notes due 2022 (the “2022 Notes”). The offering is being made pursuant to the Company’s effective registration statement on Form S-3 dated November 3, 2011 (No. 333-177706). The 2022 Notes are governed by the Amended and Restated Indenture, dated as of November 3, 2008, among the Company, CBS Operations Inc. and The Bank of New York Mellon, as trustee, as supplemented and amended by the First Supplemental Indenture, dated as of April 5, 2010, among the Company, CBS Operations Inc. and Deutsche Bank Trust Company Americas, as trustee. The Underwriting Agreement is being filed as Exhibit 1.1, the form of note for the 2022 Notes is being filed as Exhibit 4.1 and the form of guarantee for the 2022 Notes is being filed as Exhibit 4.2 to this Current Report on Form 8-K, and each is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following Exhibit is filed as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement dated February 24, 2012, among CBS Corporation, CBS Operations Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., RBS Securities Inc., UBS Securities LLC, Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named in Schedule 1 thereto.

4.1	Form of Note for the 2022 Notes.

4.2	Form of Guarantee for the 2022 Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS CORPORATION (Registrant)

By:	/s/ JOSEPH R. IANNIELLO
Name:	Joseph R. Ianniello
Title:	Executive Vice President and Chief Financial Officer

Date: March 1, 2012

Exhibits

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement dated February 24, 2012, among CBS Corporation, CBS Operations Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., RBS Securities Inc., UBS Securities LLC, Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named in Schedule 1 thereto.

4.1	Form of Note for the 2022 Notes.

4.2	Form of Guarantee for the 2022 Notes.

4